NEWS RELEASE

AEROFLEX ANNOUNCES SECOND QUARTER FISCAL 2013 RESULTS

PLAINVIEW, New York — February 6, 2013 — Aeroflex Holding Corp. ("Aeroflex") (NYSE: ARX), a leading global provider of high performance microelectronic components, and test and measurement equipment, today announced its financial results for the second quarter of fiscal 2013, which ended December 31, 2012.

For the second quarter of fiscal 2013:

•	Net sales were $156.2 million compared to $171.1 million in the second quarter of fiscal 2012.

•	Operating income was $5.8 million and net income was $745,000, or $0.01 per share, compared to operating income of $8.2 million and a net loss of $(535,000), or $(0.01) per share, in the second quarter of fiscal 2012.

•	On a Non-GAAP basis, operating income was $22.5 million, net income was $8.7 million, or $0.10 per share, and Adjusted EBITDA was $27.6 million compared to operating income of $29.8 million, net income of $13.9 million, or $0.16 per share, and Adjusted EBITDA of $34.4 million, in the second quarter of fiscal 2012.

“Despite the difficult environment, we again exceeded expectations this quarter. We saw continued improvement in both AMS and ATS and had strong bookings led by our high performance, high reliability products in AMS. Our overall book-to-bill was well over one-to-one this quarter,” stated Len Borow, Chief Executive Officer of Aeroflex. “The benefits of our operational changes have begun to take effect and we will continue to make improvements throughout the year. We continued to generate sufficient cash that allowed us to repay another $10 million of debt this quarter. Although we are encouraged by the strong bookings, we are still cautious as the political and economic issues affecting our end markets still exist.”

The following tables present selected financial information for the three and six months ended December 31, 2012 and 2011 prepared in accordance with generally accepted accounting principles (“GAAP”) and on a basis other than GAAP (“Non-GAAP”). A reconciliation between GAAP and Non-GAAP amounts is presented at the end of this press release. The 33% Non-GAAP effective tax rate in the fiscal 2013 period and 35% in the fiscal 2012 period result from Aeroflex’s geographic mix of Non-GAAP pre-tax income. These rates were applied to Aeroflex’s Non-GAAP pre-tax income for the three and six month periods ended December 31, 2012 and 2011, respectively.

Selected GAAP Results

(In thousands, except percentages and per share data)

	Three Months Ended		Six Months Ended
	December 31,		December 31,
	2012	2011	2012	2011

Net sales	$156,230	$171,138	$297,383	$326,022

Gross profit	78,998	85,691	147,897	164,210
Gross margin	50.6%	50.1%	49.7%	50.4%

Operating income (loss)	5,824	8,246	295	8,784

Net income (loss)	$745	$(535)	$(13,394)	$(5,577)

Net loss per common share:
Basic	$0.01	$(0.01)	$(0.16)	$(0.07)
Diluted	$0.01	$(0.01)	$(0.16)	$(0.07)

Weighted average number of common shares outstanding:
Basic and diluted	84,870	84,804	84,853	84,797
Diluted	84,880	84,804	84,853	84,797

Selected Non-GAAP Results

(In thousands, except percentages and per share data)

	Three Months Ended		Six Months Ended
	December 31,		December 31,
	2012	2011	2012	2011
Net sales	$156,230	$171,138	$297,383	$326,022

Gross profit	79,184	85,693	148,278	164,202
Gross margin	50.7%	50.1%	49.9%	50.4%

Operating income	22,502	29,768	37,049	50,709

Net income	$8,714	$13,866	$11,928	$22,165

Net income per common share:
Basic	$0.10	$0.16	$0.14	$0.26
Diluted	$0.10	$0.16	$0.14	$0.26

Weighted average number of common shares outstanding:
Basic	84,870	84,804	84,853	84,797
Diluted	84,880	84,814	87,870	84,802

Adjusted EBITDA	$27,566	$34,352	$47,006	$60,063

Business Outlook

For the fiscal third quarter ending March 31, 2013, Aeroflex expects net sales to be between $154 million and $162 million, GAAP net loss to be between $(2) million and $(1) million, Adjusted EBITDA to be between $26 million and $29 million, GAAP net loss per share to be between $(0.02) and $(0.01) and Non-GAAP net income per share to be between $0.09 and $0.12.

The range of expected GAAP and Non-GAAP net income per share for the fiscal third quarter was calculated using GAAP and Non-GAAP effective tax rates of 68% and 28%, respectively.

Non-GAAP Presentation

This press release contains Non-GAAP financial measures that are not in accordance with, or an alternative for, measures prepared in accordance with generally accepted accounting principles and may be different from Non-GAAP measures used by other companies. In addition, these Non-GAAP measures: (i) are not based on any comprehensive set of accounting rules or principles; and (ii) have limitations in that they do not reflect all of the amounts associated with Aeroflex's results of operations as determined in accordance with GAAP. As such, these measures should only be used to evaluate Aeroflex's results of operations in conjunction with the corresponding GAAP measures.

Aeroflex believes that the presentation of Non-GAAP financial measures, when shown in conjunction with the corresponding GAAP measures, provides useful supplemental information to investors and management regarding financial and business trends relating to its financial condition and results of operations because they exclude certain non-cash charges or items that management does not believe are reflective of its ongoing operating results when assessing the performance of its business.

Aeroflex believes that these Non-GAAP financial measures also facilitate the comparison by management and investors of results between periods and among its peer companies. However, its peer companies may calculate similar Non-GAAP financial measures differently than Aeroflex, limiting the information’s usefulness as comparative measures.

Webcast and Conference Call Information

Aeroflex will host a live webcast and conference call at 4:30 p.m. eastern standard time on Wednesday, February 6th during which management will discuss the financial results. To participate in the live webcast, please visit the events page of the website located at http://ir.aeroflex.com. Please plan to join five to ten minutes before the start of the webcast to facilitate a timely connection. If you are unable to participate and would like to hear a replay of the call, an audio replay of the webcast will be available on the Aeroflex website or can be accessed telephonically for domestic callers at (888) 286-8010 or internationally at (617) 801-6888 with pass code 36066861.

About Aeroflex

Aeroflex Holding Corp. is a leading global provider of high performance microelectronic components, and test and measurement equipment used by companies in the space, avionics, defense, commercial wireless communications, medical and other markets.

Forward-looking Statements

All statements other than statements of historical fact included in this press release regarding Aeroflex’s business strategy, financial results and plans and objectives of its management for future operations are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend” and similar expressions, as they relate to Aeroflex or its management, identify forward-looking statements. Such forward-looking statements are based on the current beliefs of Aeroflex’s management, as well as assumptions made by and information currently available to its management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including but not limited to, adverse developments in the global economy; changes in government spending; dependence on growth in customers’ businesses; the ability to remain competitive in the markets Aeroflex serves; the inability to continue to develop, manufacture and market innovative, customized products and services that meet customer requirements for performance and reliability; any failure of suppliers to provide raw materials and/or properly functioning component parts; the inability to meet covenants contained in debt agreements; the termination of key contracts, including technology license agreements, or loss of key customers; the inability to protect intellectual property; the failure to comply with regulations such as International Traffic in Arms Regulations and any changes in regulations; the failure to realize anticipated benefits from completed acquisitions, divestitures or restructurings, or the possibility that such acquisitions, divestitures or restructurings could adversely affect Aeroflex; the loss of key employees; exposure to foreign currency exchange rate risks; and terrorist acts or acts of war. Such statements reflect the current views of management with respect to the future and are subject to these and other risks, uncertainties and assumptions. Aeroflex does not undertake any obligation to update such forward-looking statements. Any projections in this release are based on limited information currently available to Aeroflex, which is subject to change. Although any such projections and the factors influencing them will likely change, Aeroflex will not necessarily update the information, since Aeroflex will only provide guidance at certain points during the year.

Contact:

Andrew Kaminsky

Aeroflex Holding Corp.

(516) 752-6401

andrew.kaminsky@aeroflex.com

Aeroflex Holding Corp. and Subsidiaries

Unaudited Condensed Consolidated Statements of Operations

(In thousands, except per share data)

	Three Months Ended December 31,
	2012	2011

Net sales	$156,230	$171,138
Cost of sales	77,232	85,447
Gross profit	78,998	85,691

Operating expenses:
Selling, general and administrative costs	36,617	37,997
Research and development costs	21,088	22,420
Amortization of acquired intangibles	14,063	15,665
Restructuring charges	66	915
Impairment of asset held for sale	1,340	-
Change in fair value of acquisition contingent consideration liability	-	448
Total operating expenses	73,174	77,445
Operating income	5,824	8,246

Other income (expense):
Interest expense	(9,768)	(8,560)
Write-off of deferred financing costs	(227)	-
Other income (expense), net	(212)	(398)
Total other income (expense), net	(10,207)	(8,958)

Income (loss) before income taxes	(4,383)	(712)
Provision (benefit) for income taxes	(5,128)	(177)
Net income (loss)	$745	$(535)

Net income (loss) per common share:
Basic	$0.01	$(0.01)
Diluted	$0.01	$(0.01)

Weighted average number of common shares outstanding:
Basic	84,870	84,804
Diluted	84,880	84,804

Aeroflex Holding Corp. and Subsidiaries

Unaudited Condensed Consolidated Statements of Operations

(In thousands, except per share data)

	Six Months Ended December 31,
	2012	2011

Net sales	$297,383	$326,022
Cost of sales	149,486	161,812
Gross profit	147,897	164,210

Operating expenses:
Selling, general and administrative costs	72,320	75,128
Research and development costs	41,966	46,695
Amortization of acquired intangibles	28,643	31,401
Restructuring charges	3,333	1,351
Impairment of asset held for sale	1,340	-
Change in fair value of acquisition contingent consideration liability	-	851
Total operating expenses	147,602	155,426
Operating income	295	8,784

Other income (expense):
Interest expense	(19,846)	(17,134)
Write-off of deferred financing costs	(824)	-
Other income (expense), net	(501)	(693)
Total other income (expense), net	(21,171)	(17,827)

Income (loss) before income taxes	(20,876)	(9,043)
Provision (benefit) for income taxes	(7,482)	(3,466)
Net income (loss)	$(13,394)	$(5,577)

Net income (loss) per common share:
Basic and diluted	$(0.16)	$(0.07)

Weighted average number of common shares outstanding:
Basic and diluted	84,853	84,797

Aeroflex Holding Corp. and Subsidiaries

Selected Segment Data

(In thousands, except percentages)

	Three Months Ended		Six Months Ended
	December 31,		December 31,
	2012	2011	2012	2011
Net sales:
- Microelectronic solutions ("AMS")	$78,551	$84,592	$153,001	$166,397
- Test solutions ("ATS")	77,679	86,546	144,382	159,625
Total net sales	$156,230	$171,138	$297,383	$326,022

Gross profit:
- AMS	$38,621	$42,280	$75,070	$83,302
- ATS	40,377	43,411	72,827	80,908
Total gross profit	$78,998	$85,691	$147,897	$164,210

Gross margin:
- AMS	49.2%	50.0%	49.1%	50.1%
- ATS	52.0%	50.2%	50.4%	50.7%
Total gross margin	50.6%	50.1%	49.7%	50.4%

Aeroflex Holding Corp. and Subsidiaries

Unaudited Condensed Consolidated Balance Sheets

(In thousands, except share and per share data)

	December 31,	June 30,
	2012	2012
Assets
Current assets:
Cash and cash equivalents	$41,676	$41,324
Accounts receivable, less allowance for doubtful accounts of $1,562 and $981	126,260	146,597
Inventories	160,049	158,090
Deferred income taxes	26,402	33,315
Income taxes receivable	462	4,935
Prepaid expenses and other current assets	10,310	11,942
Total current assets	365,159	396,203

Property, plant and equipment, net of accumulated depreciation of $111,391 and $102,310	102,234	101,632
Deferred financing costs, net	13,794	15,720
Other assets	32,989	34,955
Intangible assets with definite lives, net	94,112	119,476
Intangible assets with indefinite lives	114,344	113,461
Goodwill	410,462	408,361

Total assets	$1,133,094	$1,189,808

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$28,917	$26,822
Advance payments by customers and deferred revenue	22,290	23,433
Income taxes payable	66	593
Accrued payroll expenses	18,139	18,635
Accrued expenses and other current liabilities	36,667	37,559
Total current liabilities	106,079	107,042

Long-term debt	606,375	641,375
Deferred income taxes	79,914	94,022
Other long-term liabilities	19,423	20,592
Total liabilities	811,791	863,031

Stockholders' equity:
Preferred stock, par value $.01 per share; 50,000,000 shares authorized, no shares issued and outstanding	-	-
Common stock, par value $.01 per share; 300,000,000 shares authorized, 84,930,237 and 84,845,687 shares issued and outstanding	849	848
Additional paid-in capital	649,741	648,092
Accumulated other comprehensive income (loss)	(33,206)	(39,476)
Accumulated deficit	(296,081)	(282,687)
Total stockholders' equity	321,303	326,777

Total liabilities and stockholders' equity	$1,133,094	$1,189,808

Aeroflex Holding Corp. and Subsidiaries

Consolidated Statements of Cash Flows

(In thousands)

	Six Months Ended December 31,
	2012	2011
Cash flows from operating activities:
Net income (loss)	$(13,394)	$(5,577)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	39,803	41,804
Change in fair value of acquisition contingent consideration liability	-	851
Impairment of asset held for sale	1,340	-
Write-off of deferred financing costs	824	-
Deferred income taxes	(7,766)	(754)
Share-based compensation	1,367	1,730
Amortization of deferred financing costs	1,101	1,009
Other, net	774	1,100
Change in operating assets and liabilities:
Decrease (increase) in accounts receivable	20,404	17,994
Decrease (increase) in inventories	(1,342)	1,349
Decrease (increase) in prepaid expenses and other assets	3,676	(1,533)
Increase (decrease) in accounts payable, accrued expenses and other liabilities	(2,678)	(39,557)

Net cash provided by (used in) operating activities	44,109	18,416

Cash flows from investing activities:
Payments for purchase of businesses, net of cash acquired	-	(5,106)
Capital expenditures	(9,262)	(9,494)
Other, net	335	79

Net cash provided by (used in) investing activities	(8,927)	(14,521)

Cash flows from financing activities:
Payment of contingent consideration related to business acquisition	-	(948)
Debt repayments	(35,000)	(3,625)
Deferred financing costs	-	(115)
Other, net	(641)	-

Net cash provided by (used in) financing activities	(35,641)	(4,688)

Effect of exchange rate changes on cash and cash equivalents	811	(1,115)

Net increase (decrease) in cash and cash equivalents	352	(1,908)
Cash and cash equivalents at beginning of period	41,324	66,278

Cash and cash equivalents at end of period	$41,676	$64,370

Aeroflex Holding Corp. and Subsidiaries

Reconciliation of GAAP Operating Income to Non-GAAP Operating Income

(In thousands)

	Three Months Ended		Six Months Ended
	December 31,		December 31,
	2012	2011	2012	2011
Operating income -GAAP	$5,824	$8,246	$295	$8,784
Amortization of acquired intangibles	14,063	15,665	28,643	31,401
Impact of purchase accounting adjustments	13	70	55	140
Change in fair value of acquisition contingent consideration liability	-	448	-	851
Restructuring costs and related pro forma savings (a)	66	3,046	3,768	6,048
Share-based compensation	731	1,130	1,367	1,730
Impairment of asset held for sale	1,340	-	1,340	-
Other adjustments	465	1,163	1,581	1,755
Operating income - non-GAAP	$22,502	$29,768	$37,049	$50,709

Reconciliation of GAAP Net Income (Loss) to Non-GAAP Net Income

(In thousands)

	Three Months Ended		Six Months Ended
	December 31,		December 31,
	2012	2011	2012	2011
Net income (loss) -GAAP	$745	$(535)	$(13,394)	$(5,577)
Amortization of acquired intangibles	14,063	15,665	28,643	31,401
Impact of purchase accounting adjustments	13	70	55	140
Change in fair value of acquisition contingent consideration liability	-	448	-	851
Restructuring costs and related pro forma savings (a)	66	3,046	3,768	6,048
Share-based compensation	731	1,130	1,367	1,730
Impairment of asset held for sale	1,340	-	1,340	-
Write-off of deferred financing costs	227	-	824	-
Amortization of deferred financing costs	547	507	1,101	1,009
Other adjustments	465	1,163	1,581	1,755
Tax impact of adjustments	(9,483)	(7,628)	(13,357)	(15,192)
Net income -non-GAAP	$8,714	$13,866	$11,928	$22,165

Reconciliation of GAAP Net Income (Loss) to Adjusted EBITDA

(In thousands)

	Three Months Ended		Six Months Ended
	December 31,		December 31,
	2012	2011	2012	2011
	(In thousands)

Net income (loss)	$745	$(535)	$(13,394)	$(5,577)
Interest expense	9,768	8,560	19,846	17,134
Provision (benefit) for income taxes	(5,128)	(177)	(7,482)	(3,466)
Depreciation and amortization	19,680	20,830	39,803	41,804
EBITDA	25,065	28,678	38,773	49,895

Restructuring costs and related pro forma savings(a)	66	3,046	3,768	6,048
Share-based compensation	731	1,130	1,367	1,730
Impairment of asset held for sale	1,340	-	1,340	-
Change in fair value of acquisition contingent consideration liability	-	448	-	851
Write-off of deferred financing costs	227	-	824	-
Other defined items(b)	137	1,050	934	1,539
Adjusted EBITDA	$27,566	$34,352	$47,006	$60,063

(a)	Primarily reflects costs associated with the reorganization of our European operations and consolidation of certain of our U.S. component facilities. Pro forma savings reflect the costs that we estimate would have been eliminated during the fiscal year in which a restructuring occurred had the restructuring occurred as of the first day of that fiscal year. Pro forma savings were estimated to be $0 and $435,000 for the three and six months ended December 31, 2012. The pro forma savings of $2.1 million and $4.7 million for the three and six months ended December 31, 2011 were not fully reflected in our Adjusted EBITDA as reported in our December 31, 2011 report on Form 10-Q as they relate to restructuring activities recorded throughout fiscal 2012.

(b)	Reflects other adjustments required in calculating our debt covenant compliance. These other defined items include legal fees related to certain litigation and business acquisition and divestiture related costs.